EXHIBIT 10.51


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                     AMENDED AND RESTATED SPECIFIC GUARANTY

THIS AMENDED AND RESTATED SPECIFIC GUARANTY (this "Guaranty") dated the 17th day of May, 2000, is executed by the undersigned, STRAIGHT LINE MANUFACTURING, INC., whose address for notice hereunder is 62194 Commercial Street, Roseland, Louisiana 70458 ("Guarantor") in favor of THE SCHLINGER FOUNDATION, whose address for notice hereunder is 1944 Edison Street, Santa Yinez, California 93460 ("Schlinger").

1. Obligations. As an inducement to Schlinger to extend or continue to extend credit and other financial accommodations to KARTS INTERNATIONAL INCORPORATED, a Nevada corporation ("Borrower") pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of May 17, 2000 between Borrower and Schlinger (as the same may be amended from time to time, the "Loan Agreement"), Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. The term "Guaranteed Indebtedness" shall mean (i) all amounts owing by Borrower under that certain Amended and Restated Term Note of even date herewith payable by Borrower to the order of Schlinger in the stated principal amount of $2,500,000.00, (the "Note"), (ii) all other Obligations (hereinafter as defined in the Loan Agreement) of Borrower to Schlinger, (iii) all costs and expenses incurred by Schlinger in connection with the collection of all or any part of the indebtedness and obligations owing by Borrower under the Note and/or any of the other Loan Documents (hereinafter as defined in the Loan Agreement), or the protection of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, (iv) all renewals, extensions, modifications and rearrangements of the Obligations. This is an absolute, continuing and unconditional guarantee of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate pursuant to paragraph 8 herein. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

2.       Representations   and  Warranties.   Guarantor  hereby  represents  and
         warrants the following to Schlinger:

         (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

         (b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Schlinger to provide such information to Guarantor either now or in the future; and

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         (c)      Guarantor has the power and authority to execute,  deliver and perform  this  Guaranty and any other  agreements  executed by
                  Guarantor   contemporaneously  herewith,  and  the  execution,
                  delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

         (d)      Neither   Schlinger   nor  any   other   party  has  made  any
                  representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

         (e) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Schlinger are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Schlinger since the date of the last statement thereof; and

         (f) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and

         (g) Guarantor, together with Borrower and the other Obligors defined in the Loan Agreement, are a combined enterprise with a common purpose, each dependent on the other, and the successful operations and viability of any one of them enures to the benefit of each of them. Guarantor has determined that the availability of credit to Borrower, and the ability of Borrower to make proceeds of such credit available for its respective subsidiaries, is of direct and indirect benefit to it, of equivalent value, and that execution and performance of this Guaranty is in its best interest; and

         (h) Except as may be set out on any exhibit attached hereto or as disclosed in the Borrower's annual report on form 10-K filed with the SEC for the year ended December 31, 1999 or the Borrower's quarterly report on form 10-Q filed with the SEC for the quarter ended March 31, 2000, (i) there are no legal proceedings, material claims or demands pending or, to the knowledge of Guarantor, threatened against Guarantor or any of Guarantor's assets, (ii) Guarantor is not in material breach or material default of any legal requirement; and (iii) no event has occurred which, with a lapse of time or action by a third party, could result in Guarantor's material breach or material default under any legal requirement.

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3.       Covenants.  Guarantor  hereby  covenants  and agrees with  Schlinger as follows:

         (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

         (b) Guarantor shall promptly furnish to Schlinger at any time and from time to time such financial statements and other financial information of Guarantor as Schlinger may require, in form and substance satisfactory to Schlinger (including, without limitation, annual financial statements within 45 days after the end of each calendar year); and

         (c) Guarantor shall promptly inform Schlinger of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor; and

         (d)      Guarantor   hereby   subordinates   all  indebtedness  now  or
                  hereafter owing by Borrower to Guarantor to the Guaranteed Indebtedness.

4.       Consent and Waiver.

         (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Schlinger, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

         (b) Schlinger may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v)
                  exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting;
                  (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Schlinger or others; (vii) apply any payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Schlinger not guaranteed under this Guaranty; and (viii) apply any sums paid to Schlinger by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Schlinger, in its sole discretion, may determine.

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         (c)      Should  Schlinger seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i)
                  Schlinger  first  enforce  any  rights  or  remedies   against
                  Borrower or any other person or entity liable to Schlinger for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or
                  (ii) Schlinger first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Schlinger's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

         (d) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Schlinger, its directors, officers, employees, representatives or agents in connection with Schlinger's administration of the Guaranteed Indebtedness, except for Schlinger's willful misconduct and gross negligence.

5.       Obligations Not Impaired.

         (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 8 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Schlinger to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Schlinger to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.


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         (b)      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Schlinger upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

         (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness.

         (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Schlinger may extend to Borrower, the number of transactions between Schlinger and Borrower, payments by Borrower to Schlinger or Schlinger's allocation of payments by Borrower.

         (e) In the event Borrower is a corporation or partnership, none of the following shall affect Guarantor's liability hereunder:
                  (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law;
                  (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

6. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall pay the amount due thereon to Schlinger, in lawful money of the United States, at Schlinger's address set forth above within 5 days after demand thereof by Schlinger. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Schlinger deems advisable. The exercise by Schlinger of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Schlinger shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

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7.       Payment by Guarantor.  Whenever  Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Schlinger contemporaneously with such payment. In the absence of such notice to Schlinger by Guarantor in compliance with the provisions hereof, any sums received by Schlinger on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

8.       Death of  Guarantor.  In the  event  of the  death  of  Guarantor,  the obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against Guarantor's estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of Schlinger under a commitment or agreement described in paragraph 1 above and made to or with Borrower prior to the date of Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 4 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

9. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the first page of this Guaranty, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

10. Waiver by Schlinger. No delay on the part of Schlinger in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Schlinger, and then only in the specific instance and for the purpose given.

11. Successors and Assigns. This Guaranty is for the benefit of Schlinger, its successors and assigns, and in the event of an assignment by Schlinger of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder shall be transferred with such indebtedness. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

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12.      Costs and  Expenses.  Guarantor  shall pay on demand by  Schlinger  all
         costs  and  expenses,   including  without  limitation  all  reasonable
         attorneys'   fees,   incurred  by  Schlinger  in  connection  with  the
         enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

13. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

14. No Obligation. Nothing contained herein shall be construed as an obligation on the part of Schlinger to extend or continue to extend credit to Borrower.

15. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Schlinger, and then shall be effective only in the specific instance and for the purpose for which given.

16. Cumulative Rights. All rights and remedies of Schlinger hereunder are cumulative of each other and of every other right or remedy which Schlinger may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

17. Governing Law; Venue; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS. GUARANTOR AGREES THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


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18.      Compliance  with  Applicable  Usury  Laws.  Notwithstanding  any  other
         provision  of  this   Guaranty  or  of  any   instrument  or  agreement
         evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Schlinger by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by
         applicable  law  for  the  written   contracts  which   constitute  the
         Guaranteed Indebtedness. It is the intention of Guarantor and Schlinger to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

19.      Descriptive   Headlines.   The  headings  in  this   Guaranty  are  for
         convenience only and shall not define or limit the provisions hereof.

20. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21. Limitation regarding Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, the Guaranteed Indebtedness of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided, however, that, for purposes of the immediately preceding clause, it shall be presumed that the Guaranteed Indebtedness of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Guaranty are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such indebtedness, liabilities or obligations shall, without any further action by Guarantor or Schlinger, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

22. Notices. All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the address for Schlinger and Guarantor set forth on the first page of this Guaranty. Schlinger and Guarantor may, by proper written notice hereunder, change the address to which notices may be sent thereafter to such party.

23. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and Schlinger regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Schlinger that relates to Borrower or any other person or entity.


Specific Guaranty                                                       05/28/99

24. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

25. NOTICE OF NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

26. Amendment and Restatement of Original Guaranty. Effective as of the date hereof, this Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness liabilities and/or obligations of Borrower under that certain Specific Guaranty dated June 3, 1999 executed by Guarantor to and in favor of Schlinger.

EXECUTED AND EFFECTIVE as of the date first set forth above.

                                    GUARANTOR:

                                    STRAIGHT LINE MANUFACTURING, INC.

                                    By:    _____________________________________

                                    Name:  _____________________________________

                                    Title: _____________________________________


Specific Guaranty                                                       05/28/99


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